                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5786

                   Van Kampen Investment Grade Municipal Trust
--------------------------------------------------------------------------------

               (Exact name of registrant as specified in charter)


              1221 Avenue of the Americas, New York, New York 10020
--------------------------------------------------------------------------------

               (Address of principal executive offices) (Zip code)


                                 Ronald Robison
              1221 Avenue of the Americas, New York, New York 10020
--------------------------------------------------------------------------------

                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: 10/31

Date of reporting period: 4/30/05

Item 1. Report to Shareholders

The Trust's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Investment Grade Municipal Trust performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the trust's financial statements and a list of trust investments as of April 30, 2005.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE TRUST WILL ACHIEVE ITS INVESTMENT OBJECTIVE. TRUSTS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE TRUST WILL DECLINE AND THAT THE VALUE OF TRUST SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS TRUST.

       INCOME MAY SUBJECT CERTAIN INDIVIDUALS TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 4/30/05

INVESTMENT GRADE MUNICIPAL TRUST
SYMBOL: VIG
------------------------------------------------------------
                                    BASED ON      BASED ON
AVERAGE ANNUAL TOTAL RETURNS          NAV       MARKET PRICE

Since Inception (11/30/89)           6.29%          4.78%

10-year                              5.93           3.78

5-year                               8.32           7.83

1-year                               8.92          11.48

6-month                              2.38           1.87
------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS, NET ASSET VALUE (NAV) AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the trust's dividend reinvestment plan, and sale of all shares at the end of the period.

The Lehman Brothers Municipal Bond Index is a broad-based statistical composite of municipal bonds. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

Trust Report

FOR THE 6-MONTH PERIOD ENDED APRIL 30, 2005

Van Kampen Investment Grade Municipal Trust is managed by the Adviser's Municipal Fixed Income team.(1) Current members include Thomas Byron and Robert Wimmel, Vice Presidents of the Adviser; and John Reynoldson, Executive Director of the Adviser.

MARKET CONDITIONS

The six-month period ended April 30, 2005, was characterized by continued short-term interest rate increases. As crude oil prices reached record highs, the prospect of rising inflation also cast a shadow. The Federal Open Market Committee (the "Fed") raised the federal funds target rate 100 basis points during the period through a series of four, "measured" 0.25 percent tightenings to 2.75 percent by the end of April. Although rates in the short and intermediate areas of the yield curve shifted upward as the Fed tightened, long-term interest rates fell as buyers did not seem deterred by the prospect of rising inflation. As a result, the yield curve (the difference between short and longer-term yields) flattened and the long end of the municipal market handily outperformed the shorter end.

The municipal market in total posted positive returns during the period, though it was not uniformly strong. In contrast to the strong showing by longer-term bonds, shorter-term municipals were hampered by the Fed's tightening and turned in a flat to slightly negative showing. Within the investment-grade segment of the market, yield differentials between BBB-rated and AAA-rated municipal securities were slightly wider, though BBB-rated securities still outperformed high grades due to their higher coupons, while securities rated below investment grade strongly outperformed as investors sought out their higher yields.

The Fed's interest rate hikes did not appear to dampen investors' appetites for municipal bonds, as net inflows into municipal bond funds topped $290 million during the period. The supply of new issues was modest during the closing months of 2004 (the first two months of the period) before soaring in the opening months of 2005 as long-term issuers rushed to bring securities to market in anticipation of additional interest rate increases in the near term.

PERFORMANCE ANALYSIS

The trust's return can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns can differ, as

(1)Team members may change without notice at any time.
 2
they did during the reporting period. On an NAV basis, the trust outperformed its benchmark index, the Lehman Brothers Municipal Bond Index. On a market price basis, the trust underperformed its index.

TOTAL RETURNS FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2005

----------------------------------------------------------
      BASED ON     BASED ON       LEHMAN BROTHERS
        NAV      MARKET PRICE   MUNICIPAL BOND INDEX

       2.38%        1.87%              1.93%
----------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN, NET ASSET VALUE AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. SEE PERFORMANCE SUMMARY FOR ADDITIONAL PERFORMANCE INFORMATION AND INDEX DEFINITION.

The trust uses leverage to enhance its dividend to common shareholders. The trust borrows money at short-term rates through the issuance of preferred shares. The proceeds are reinvested in longer-term securities, taking advantage of the difference between short- and longer-term rates. The Fed's policy of raising interest rates throughout the period made the trust's borrowing activity more expensive. These expenses, however, were more than offset by the positive performance of the bonds held by the trust.

One of our key strategies in managing the trust during the period was to position it for rising interest rates. This approach was largely the result of our analysis of interest rates, which remained relatively low by historical standards even after rising from their multi-decade lows earlier. First, we kept the trust's duration (a measure of interest-rate sensitivity) below that of its benchmark. Second, to limit the trust's exposure to areas of the market that would be most likely susceptible to rising rates, we trimmed exposure to bonds with maturities in the 10- to 15-year range. We also reduced positions in pre-refunded bonds. We reinvested the proceeds from those sales into bonds with maturities of 20 years or longer, particularly bonds with maturities 25 years and longer. In addition to offering relatively attractive income streams, these longer-maturity securities positioned the trust to benefit from any future flattening of the yield curve. When they were available, we favored bonds with premium coupons and priced to shorter call dates.

We continued to focus on relative-value trading between liquid, high-quality securities to capture relative value opportunities identified by our analysts. The trust's overall credit exposure remained tilted toward higher-quality securities, with more than 71 percent of its exposure at the end of the period in bonds rated AA or better. We took advantage of some compelling opportunities to include BBB rated securities in the portfolio when our analysts identified securities with attractive structures and yield characteristics. By the end of the period, bonds rated BBB represented 9 percent of the portfolio. The trust also held unrated securities, totaling 6 percent at the close of the reporting period. These lower rated and unrated allocations proved beneficial as the market favored higher-yielding securities.

The trust's portfolio remained well diversified across the major sectors of the municipal bond market, with its top three sectors at the end of the period being public building, general purpose, and health care.

There is no guarantee the security sectors mentioned will continue to perform well or be held by the trust in the future.

RATINGS ALLOCATION AS OF 4/30/05
AAA/Aaa                                                          65.5%
AA/Aa                                                             5.8
A/A                                                              12.2
BBB/Baa                                                           9.4
BB/Ba                                                             0.7
B/B                                                               0.5
Non-Rated                                                         5.9

SUMMARY OF INVESTMENTS BY STATE CLASSIFICATION AS OF 4/30/05
California                                                       10.7%
Texas                                                             9.2
Illinois                                                          8.6
Florida                                                           6.2
Kansas                                                            5.8
New Jersey                                                        5.6
Missouri                                                          5.5
Washington                                                        5.4
Colorado                                                          3.9
North Carolina                                                    3.8
New York                                                          3.3
South Carolina                                                    3.2
Alaska                                                            3.0
Indiana                                                           2.9
Pennsylvania                                                      2.3
Connecticut                                                       2.0
Ohio                                                              1.8
Nevada                                                            1.7
Arizona                                                           1.5
Georgia                                                           1.5
Alabama                                                           1.5
Oregon                                                            1.4
Guam                                                              1.4
Puerto Rico                                                       1.4
Michigan                                                          1.3
Tennessee                                                         1.3
New Hampshire                                                     1.1
Massachusetts                                                     0.8
Maryland                                                          0.7
Wisconsin                                                         0.5
Idaho                                                             0.4
Arkansas                                                          0.3
                                                                -----
Total Investments                                               100.0%

TOP 5 SECTORS AS OF 4/30/05
Public Building                                                  14.0%
General Purpose                                                  13.8
Health Care                                                      13.3
Public Education                                                 11.3
Wholesale Electric                                                7.2

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Ratings and summary of investments by state classification are as a percentage of total investments. Sectors are as a percentage of long-term investments. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Rating allocations based upon ratings as issued by Standard and Poor's and Moody's, respectively.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen trust provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the trust's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to trust shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each trust files a complete schedule of portfolio holdings with the SEC for the trust's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a trust's fiscal quarter filings by contacting Van Kampen Client Relations at 1-800-847-2424.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

       The trust's policies and procedures with respect to the voting of proxies relating to the trust's portfolio securities and information on how the trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

VAN KAMPEN INVESTMENT GRADE MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED)

PAR
AMOUNT
(000)     DESCRIPTION                                         COUPON MATURITY       VALUE
---------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  149.0%
          ALABAMA  2.2%
$1,000    Gadsden, AL Wts Ser B (AMBAC Insd)................  5.250%  08/01/21   $  1,104,330
                                                                                 ------------

          ALASKA  4.5%
 1,000    Alaska St Intl Arpt Rev Ser B (AMBAC Insd)........  5.750   10/01/17      1,132,310
 1,000    Matanuska-Susitna Boro, AK Ctf Part Pub Safety
          Bldg Lease (FSA Insd).............................  5.750   03/01/16      1,105,350
                                                                                 ------------
                                                                                    2,237,660
                                                                                 ------------
          ARIZONA  2.3%
 1,000    Phoenix, AZ Civic Impt Corp Wastewtr Sys Rev Jr
          Lien (Prerefunded @ 07/01/10) (FGIC Insd).........  6.250   07/01/17      1,157,160
                                                                                 ------------

          ARKANSAS  0.4%
   221    Dogwood Addition PRD Muni Ppty Owners Multi-Purp
          Imp Dist No 8 Maumelle AK Impt Ser 2001 Rfdg
          (Acquired 03/14/01, Cost $220,707) (a)............  7.500   03/01/06        220,762
                                                                                 ------------

          CALIFORNIA  16.1%
   750    California St Dept Wtr Res Pwr Ser A..............  6.000   05/01/15        864,157
 1,000    California St Dept Wtr Res Pwr Ser A
          (AMBAC Insd)......................................  5.375   05/01/18      1,111,250
   995    California St Pub Wks Brd UCLA Replacement Hosp
          Ser A (FSA Insd)..................................  5.375   10/01/20      1,084,411
 1,000    California Statewide Cmnty Dev Auth Rev Daughters
          of Charity Hlth Ser A.............................  5.250   07/01/35      1,031,590
 3,990    Contra Costa, CA Home Mtg Fin Auth Home Mtg Rev
          (Escrowed to Maturity) (MBIA Insd) (b)............   *      09/01/17      1,908,736
   225    Foothill/Eastern Corridor Agy CA Toll Rd Rev Conv
          Cap Apprec Sr Lien Ser A
          (Prerefunded @ 01/01/10)..........................  7.150   01/01/13        269,273
 1,000    Los Angeles, CA Uni Sch Dist Ser A (MBIA Insd)....  5.375   07/01/18      1,117,150
 1,000    San Joaquin Hills, CA Transn Corridor Agy Toll Rd
          Rev Cap Apprec Ser A Rfdg (MBIA Insd).............   *      01/15/27        342,250
 1,000    San Joaquin Hills, CA Transn Corridor Agy Toll Rd
          Rev Cap Apprec Ser A Rfdg (MBIA Insd).............   *      01/15/28        325,040
                                                                                 ------------
                                                                                    8,053,857
                                                                                 ------------
          COLORADO  5.9%
 1,000    Colorado Hlth Fac Auth Rev Evangelical Lutheran
          Ser A.............................................  5.250   06/01/34      1,027,150
   235    Jefferson Cnty, CO Residential Mtg Rev
          (Escrowed to Maturity) (c)........................ 11.500   09/01/07        278,249
   265    Jefferson Cnty, CO Residential Mtg Rev
          (Escrowed to Maturity) (c)........................ 11.500   09/01/08        333,055
   300    Jefferson Cnty, CO Residential Mtg Rev
          (Escrowed to Maturity) (c)........................ 11.500   09/01/09        397,143

See Notes to Financial Statements                                              7

VAN KAMPEN INVESTMENT GRADE MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                         COUPON MATURITY       VALUE
---------------------------------------------------------------------------------------------
          COLORADO (CONTINUED)
$  340    Jefferson Cnty, CO Residential Mtg Rev
          (Escrowed to Maturity) (c)........................ 11.500%  09/01/10   $    470,914
   220    Jefferson Cnty, CO Residential Mtg Rev
          (Escrowed to Maturity)............................ 11.500   09/01/11        316,675
   100    Jefferson Cnty, CO Residential Mtg Rev
          (Escrowed to Maturity) (c)........................  9.000   09/01/12        133,767
                                                                                 ------------
                                                                                    2,956,953
                                                                                 ------------
          CONNECTICUT  3.0%
 1,360    Bridgeport, CT Ser A (MBIA Insd)..................  5.250   08/15/24      1,473,873
                                                                                 ------------

          FLORIDA  9.3%
   400    Capital Tr Agy FL Rev Ft Lauderdale Proj (AMT)....  5.750   01/01/32        402,616
 1,000    Escambia Cnty, FL Hlth Fac Auth Rev
          (AMBAC Insd)......................................  5.950   07/01/20      1,015,510
 1,000    Highlands Cnty, FL Hlth Fac Auth Rev Hosp
          Adventist Hlth Sys Ser D..........................  5.375   11/15/35      1,045,950
 1,000    Jacksonville, FL Rev Better Jacksonville (MBIA
          Insd).............................................  5.250   10/01/21      1,103,640
 1,000    West Palm Beach, FL...............................  5.250   03/01/14      1,065,370
                                                                                 ------------
                                                                                    4,633,086
                                                                                 ------------
          GEORGIA  2.2%
 1,000    Municipal Elec Auth GA Combustion Turbine Proj Ser
          A (MBIA Insd).....................................  5.250   11/01/16      1,101,800
                                                                                 ------------

          ILLINOIS  13.0%
   100    Bedford Park, IL Tax Increment 71st & Cicero Proj
          Rfdg..............................................  7.000   01/01/06        101,118
 1,000    Chicago, IL O'Hare Intl Arpt Rev Gen Arpt Third
          Lien C 2 Rfdg (AMT) (FSA Insd)....................  5.250   01/01/30      1,048,540
   400    Chicago, IL O'Hare Intl Arpt Spl Fac Rev United
          Airl Inc Proj Ser B Rfdg (AMT) (d) (e)............  6.100   11/01/35         68,552
 1,250    Chicago, IL Proj Ser C Rfdg (FGIC Insd)...........  5.500   01/01/40      1,362,100
    45    Chicago, IL Single Family Mtg Rev Ser B (AMT)
          (GNMA Collateralized).............................  7.625   09/01/27         45,620
   510    Cook Cnty, IL Sch Dist No 107 (c).................  7.150   12/01/08        576,958
   575    Cook Cnty, IL Sch Dist No 107 (c).................  7.200   12/01/09        668,840
   625    Cook Cnty, IL Sch Dist No 107.....................  7.000   12/01/10        737,644
   500    Hodgkins, IL Tax Increment Ser A Rfdg.............  7.625   12/01/13        524,260
   250    Lake Cnty, IL Cmnty Unit (Escrowed to Maturity)
          (Radian Insd) (b).................................  7.600   02/01/14        322,940
 1,000    McHenry & Kane Cntys, IL Cmnty (FGIC Insd)........   *      01/01/16        625,190
   400    Pingree Grove Vlg, IL Spl Svc Area No 1 Spl Tax
          Cambridge Lakes Proj Ser-05.......................  5.250   03/01/15        399,212
                                                                                 ------------
                                                                                    6,480,974
                                                                                 ------------

 8                                             See Notes to Financial Statements

VAN KAMPEN INVESTMENT GRADE MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                         COUPON MATURITY       VALUE
---------------------------------------------------------------------------------------------
          INDIANA  4.3%
$1,000    Indiana Hlth Fac Fin Auth Hosp Rev Cmnty Proj Ser
          A (AMBAC Insd) (f)................................  5.000%  05/01/35   $  1,036,660
 1,000    MSD Warren Twp IN Vision 2005 First Mtg
          (Prerefunded @ 01/15/11) (FGIC Insd)..............  5.500   07/15/20      1,118,580
                                                                                 ------------
                                                                                    2,155,240
                                                                                 ------------
          KANSAS  8.7%
 1,825    Cowley Cnty, KS Uni Sch Dist Impt Rfdg
          (MBIA Insd) (c)...................................  5.250   10/01/22      2,014,143
   400    Overland Pk, KS Dev Corp Rev First Tier Overland
          Park Ser A........................................  7.375   01/01/32        438,384
 1,000    Wyandotte Cnty, KS Sch Dist 500 Rfdg (FSA Insd)...  5.000   09/01/19      1,090,230
   740    Wyandotte Cnty/Kansas City, KS Uni Govt Indl Rev
          Brd Pub Util Office Bldg Complex Proj (MBIA Insd)
          (c)...............................................  5.000   05/01/09        793,125
                                                                                 ------------
                                                                                    4,335,882
                                                                                 ------------
          MARYLAND  1.0%
   500    Maryland St Econ Dev Corp Student Hsg Rev Univ MD
          College Pk Proj...................................  5.625   06/01/35        518,505
                                                                                 ------------

          MASSACHUSETTS  1.3%
   600    Massachusetts St Dev Fin Agy Rev Proj Ser A-100
          (MBIA Insd).......................................  5.125   02/01/34        628,284
                                                                                 ------------

          MICHIGAN  2.0%
 1,000    Kent Hosp Fin Auth MI Rev Met Hosp Proj Ser A.....  5.250   07/01/30      1,007,770
                                                                                 ------------

          MISSOURI  8.2%
 1,000    Cape Girardeau Cnty, MO Indl Dev Auth Hlthcare Fac
          Rev Southeast MO Hosp Assoc.......................  5.625   06/01/27      1,030,310
   400    Fenton, MO Tax Increment Rev & Impt Gravois Bluffs
          Proj Rfdg.........................................  7.000   10/01/21        432,756
 1,000    Saint Charles, MO Ctf Part Ser B..................  5.500   05/01/18      1,069,720
 1,460    Saint Louis, MO Brd Ed Direct Dep Pgm Ser A Rfdg
          (FSA Insd)........................................  5.000   04/01/21      1,570,259
                                                                                 ------------
                                                                                    4,103,045
                                                                                 ------------
          NEVADA  2.6%
 1,000    Clark Cnty, NV Indl Dev Rev Southwest Gas Corp
          Proj Ser A (AMT) (AMBAC Insd).....................  5.250   07/01/34      1,049,120
   240    Nevada Hsg Div Single Family Mtg Mezz
          Ser D2 (AMT)......................................  6.300   04/01/21        242,885
                                                                                 ------------
                                                                                    1,292,005
                                                                                 ------------

See Notes to Financial Statements                                              9

VAN KAMPEN INVESTMENT GRADE MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                         COUPON MATURITY       VALUE
---------------------------------------------------------------------------------------------
          NEW HAMPSHIRE  1.6%
$  525    New Hampshire Hlth & Ed Fac Auth Rev Derryfield
          Sch...............................................  6.750%  07/01/20   $    556,867
   250    New Hampshire Hlth & Ed Fac Hlthcare Sys Covenant
          Hlth..............................................  5.500   07/01/34        262,730
                                                                                 ------------
                                                                                      819,597
                                                                                 ------------
          NEW JERSEY  8.4%
 1,000    New Jersey Econ Dev Auth Econ Dev Rev Kapkowski Rd
          Landfill Proj Rfdg................................  5.750   04/01/31      1,001,960
   500    New Jersey Econ Dev Auth Rev Cigarette Tax........  5.750   06/15/34        534,550
 1,500    New Jersey Econ Dev Auth Wtr Fac Rev NJ American
          Wtr Co Inc Ser B (AMT) (FGIC Insd)................  5.375   05/01/32      1,564,110
 1,000    New Jersey St Ed Fac Auth Higher Ed Cap Impt Ser A
          (AMBAC Insd)......................................  5.250   09/01/21      1,087,380
                                                                                 ------------
                                                                                    4,188,000
                                                                                 ------------
          NEW YORK  4.1%
 1,000    New York City Ser H...............................  5.750   03/15/13      1,117,160
   400    New York City Indl Dev Agy Rev World Trade Ctr
          Ser A.............................................  6.250   03/01/15        408,672
   500    Yonkers, NY Indl Dev Agy Civic Fac Rev Cmnty Dev
          Ppty Yonkers Inc Ser A............................  6.625   02/01/26        540,025
                                                                                 ------------
                                                                                    2,065,857
                                                                                 ------------
          NORTH CAROLINA  5.7%
 1,000    North Carolina Muni Pwr Agy Ser A (MBIA Insd).....  5.250   01/01/20      1,090,100
 1,650    Raleigh Durham, NC Arpt Auth Rev Ser A (AMBAC
          Insd).............................................  5.000   05/01/30      1,733,787
                                                                                 ------------
                                                                                    2,823,887
                                                                                 ------------
          OHIO  2.7%
 1,250    Ohio St Bldg Auth St Fac Admin Bldg Fd Proj Ser A
          (FSA Insd)........................................  5.000   04/01/22      1,327,225
                                                                                 ------------

          OREGON 2.2%
 1,000    Oregon St Dept Admin Ser C Rfdg (MBIA Insd).......  5.250   11/01/18      1,090,700
                                                                                 ------------

          PENNSYLVANIA  3.5%
 1,000    Beaver Cnty, PA Indl Dev Auth Pollutn Ctl Rev Coll
          Toledo Edison Co Proj Rfdg........................  7.625   05/01/20      1,022,860
   315    Crawford Cnty, PA Hosp Auth Sr Living Fac Rev
          Wesbury Utd Methodist Cmnty (c)...................  5.875   08/15/10        330,655
   400    Montgomery Cnty, PA Indl Dev Auth Rev Whitemarsh
          Continuing Care Proj..............................  6.125   02/01/28        408,852
                                                                                 ------------
                                                                                    1,762,367
                                                                                 ------------

 10                                            See Notes to Financial Statements

VAN KAMPEN INVESTMENT GRADE MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                         COUPON MATURITY       VALUE
---------------------------------------------------------------------------------------------
          SOUTH CAROLINA  4.8%
$1,235    Rock Hill, SC Util Sys Rev Ser C Rfdg
          (FSA Insd) (c)....................................  5.250%  01/01/15   $  1,342,025
 1,000    South Carolina Jobs Econ Elec & Gas Co Proj Ser A
          (AMBAC Insd)......................................  5.200   11/01/27      1,072,050
                                                                                 ------------
                                                                                    2,414,075
                                                                                 ------------
          TENNESSEE  2.0%
   400    Elizabethton, TN Hlth & Ed Fac Brd Rev Hosp First
          Mtg Ser B Impt & Rfdg.............................  8.000   07/01/33        476,868
   400    Elizabethton, TN Hlth & Ed Fac Brd Rev Hosp Ser B
          Impt & Rfdg (MBIA Insd)...........................  7.750   07/01/29        505,184
                                                                                 ------------
                                                                                      982,052
                                                                                 ------------
          TEXAS  13.9%
 1,000    Dallas-Fort Worth, TX Intl Arpt Rev Impt Jt Ser A
          Rfdg (AMT) (FGIC Insd)............................  5.500   11/01/31      1,057,880
 1,500    Fort Worth, TX Wtr & Swr Rev Impt Rfdg............  5.750   02/15/16      1,667,865
 1,000    Harris Cnty, TX Sports Auth Spl Rev Ser B Rfdg
          (MBIA Insd).......................................  5.250   11/15/40      1,040,650
 1,000    Houston, TX Arpt Sys Rev Sub Lien Ser A (AMT) (FSA
          Insd).............................................  5.625   07/01/30      1,078,090
   400    Metropolitan Hlth Fac Dev Corp TX Wilson N Jones
          Mem Hosp Proj.....................................  7.250   01/01/31        407,888
 1,000    North Cent TX Hlth Fac Dev Hosp Baylor Hlthcare
          Sys Proj Ser A....................................  5.125   05/15/29      1,029,000
   168    Pecos Cnty, TX Ctf Part (Acquired 06/23/97, Cost
          $168,483) (a).....................................  6.000   01/12/08        169,132
   490    Texas St Pub Ppty Fin Corp Rev Mental Hlth &
          Retardation Rfdg (FSA Insd).......................  5.500   09/01/13        494,258
                                                                                 ------------
                                                                                    6,944,763
                                                                                 ------------
          WASHINGTON  8.1%
 1,000    Energy Northwest WA Elec Rev Proj No 3 Ser A Rfdg
          (FSA Insd)........................................  5.500   07/01/17      1,107,250
 1,660    Pierce Cnty, WA (AMBAC Insd) (c)..................  5.750   08/01/16      1,847,215
 1,000    Port Seattle, WA Rev Ser B (AMT) (MBIA Insd)......  5.625   02/01/24      1,077,500
                                                                                 ------------
                                                                                    4,031,965
                                                                                 ------------
          WISCONSIN  0.8%
   400    Wisconsin St Hlth & Ed Fac Beaver Dam Cmnty Hosp
          Inc Ser A.........................................  6.000   08/15/19        396,216
                                                                                 ------------

          GUAM  2.1%
 1,000    Guam Pwr Auth Rev Ser A (AMBAC Insd)..............  5.250   10/01/34      1,070,240
                                                                                 ------------

See Notes to Financial Statements                                             11

VAN KAMPEN INVESTMENT GRADE MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                         COUPON MATURITY       VALUE
---------------------------------------------------------------------------------------------
          PUERTO RICO  2.1%
$1,000    Puerto Rico Pub Bldg Auth Rev Gtd Govt Fac Ser I
          (Comwlth Gtd).....................................  5.250%  07/01/33   $  1,064,300
                                                                                 ------------
TOTAL LONG-TERM INVESTMENTS  149.0%
  (Cost $69,698,370)..........................................................     74,442,430
SHORT-TERM INVESTMENTS  1.4%
  (Cost $700,000).............................................................        700,000
                                                                                 ------------
TOTAL INVESTMENTS  150.4%
  (Cost $70,398,370)..........................................................     75,142,430
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.3%).................................       (161,749)

PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)  (50.1%)...................    (25,030,206)
                                                                                 ------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%................................   $ 49,950,475
                                                                                 ============

Percentages are calculated as a percentage of net assets applicable to common shares.

*   Zero coupon bond

(a) These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 0.8% of net assets applicable to common shares.

(b) All or a portion of these securities have been physically segregated in connection with open futures contracts.

(c) The Trust owns 100% of the bond issuance.

(d) Non-income producing security.

(e) This borrower has filed for protection in federal bankruptcy court.

(f) Securities purchased on a when-issued or delayed delivery basis.

AMBAC--AMBAC Indemnity Corp.

AMT--Alternative Minimum Tax

Comwth Gtd--Commonwealth of Puerto Rico

FGIC--Financial Guaranty Insurance Co.

FSA--Financial Security Assurance Inc.

GNMA--Government National Mortgage Association

MBIA--Municipal Bond Investors Assurance Corp.

Radian--Radian Asset Assurance

 12                                            See Notes to Financial Statements

VAN KAMPEN INVESTMENT GRADE MUNICIPAL TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
April 30, 2005 (Unaudited)

ASSETS:
Total Investments (Cost $70,398,370)........................  $75,142,430
Cash........................................................       52,437
Receivables:
  Interest..................................................    1,052,829
  Investments Sold..........................................       53,069
  Variation Margin on Futures...............................       20,250
Other.......................................................          210
                                                              -----------
    Total Assets............................................   76,321,225
                                                              -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................    1,017,310
  Investment Advisory Fee...................................       33,633
  Income Distributions--Common Shares.......................       15,332
  Other Affiliates..........................................        5,754
Trustees' Deferred Compensation and Retirement Plans........      214,554
Accrued Expenses............................................       53,961
                                                              -----------
    Total Liabilities.......................................    1,340,544
Preferred Shares (including accrued distributions)..........   25,030,206
                                                              -----------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $49,950,475
                                                              ===========
NET ASSET VALUE PER COMMON SHARE ($49,950,475 divided by
  4,839,000 shares outstanding).............................  $     10.32
                                                              ===========
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 4,839,000 shares issued and
  outstanding)..............................................  $    48,390
Paid in Surplus.............................................   51,562,586
Net Unrealized Appreciation.................................    4,645,048
Accumulated Undistributed Net Investment Income.............       (3,581)
Accumulated Net Realized Loss...............................   (6,301,968)
                                                              -----------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $49,950,475
                                                              ===========
PREFERRED SHARES ($.01 par value, authorized 100,000,000
  shares, 250 issued with liquidation preference of $100,000 per share)................................................  $25,000,000
                                                              -----------
NET ASSETS INCLUDING PREFERRED SHARES.......................  $74,950,475
                                                              ===========

See Notes to Financial Statements                                             13

VAN KAMPEN INVESTMENT GRADE MUNICIPAL TRUST

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended April 30, 2005 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $1,929,707
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................     204,196
Preferred Share Maintenance.................................      40,078
Trustees' Fees and Related Expenses.........................      16,132
Legal.......................................................      11,689
Custody.....................................................       4,204
Other.......................................................      66,549
                                                              ----------
    Total Expenses..........................................     342,848
                                                              ----------
NET INVESTMENT INCOME.......................................  $1,586,859
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $  377,877
  Futures...................................................      52,508
                                                              ----------
Net Realized Gain...........................................     430,385
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   5,435,875
                                                              ----------
  End of the Period:
    Investments.............................................   4,744,060
    Futures.................................................     (99,012)
                                                              ----------
                                                               4,645,048
                                                              ----------
Net Unrealized Depreciation During the Period...............    (790,827)
                                                              ----------
NET REALIZED AND UNREALIZED LOSS............................  $ (360,442)
                                                              ==========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $ (234,173)
                                                              ==========
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  OPERATIONS................................................  $  992,244
                                                              ==========

 14                                            See Notes to Financial Statements

VAN KAMPEN INVESTMENT GRADE MUNICIPAL TRUST

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                               FOR THE            FOR THE
                                                           SIX MONTHS ENDED      YEAR ENDED
                                                            APRIL 30, 2005    OCTOBER 31, 2004
                                                           -----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income....................................    $ 1,586,859        $ 2,960,961
Net Realized Gain/Loss...................................        430,385         (2,854,188)
Net Unrealized Appreciation/Depreciation During the
  Period.................................................       (790,827)         3,576,698

Distributions to Preferred Shareholders:
  Net Investment Income..................................       (234,173)          (279,002)
                                                             -----------        -----------

Change in Net Assets Applicable to Common Shares from
  Operations.............................................        992,244          3,404,469

Distributions to Common Shareholders:
  Net Investment Income..................................     (1,190,131)        (2,380,306)
                                                             -----------        -----------

NET CHANGE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  INVESTMENT ACTIVITIES..................................       (197,887)         1,024,163
NET ASSETS APPLICABLE TO COMMON SHARES:
Beginning of the Period..................................     50,148,362         49,124,199
                                                             -----------        -----------
End of the Period (Including accumulated undistributed
  net investment income of $(3,581) and $(166,136),
  respectively)..........................................    $49,950,475        $50,148,362
                                                             ===========        ===========

See Notes to Financial Statements                                             15

VAN KAMPEN INVESTMENT GRADE MUNICIPAL TRUST

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                           SIX MONTHS
                                                             ENDED
                                                           APRIL 30,     --------------------
                                                              2005         2004        2003
                                                           ----------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.................   $  10.36     $  10.15    $   9.97
                                                            --------     --------    --------
  Net Investment Income..................................        .33          .61         .63
  Net Realized and Unrealized Gain/Loss..................       (.07)         .15         .10
  Common Share Equivalent of Distributions Paid to
    Preferred Shareholders:
    Net Investment Income................................       (.05)        (.06)       (.06)
                                                            --------     --------    --------
Total from Investment Operations.........................        .21          .70         .67
Distributions Paid to Common Shareholders:
  Net Investment Income..................................       (.25)        (.49)       (.49)
                                                            --------     --------    --------
NET ASSET VALUE, END OF THE PERIOD.......................   $  10.32     $  10.36    $  10.15
                                                            ========     ========    ========

Common Share Market Price at End of the Period...........   $   8.99     $   9.07    $   8.96
Total Return (b).........................................      1.87%*       6.85%       8.91%
Net Assets Applicable to Common Shares at End of the
  Period (In millions)...................................   $   50.0     $   50.1    $   49.1
Ratio of Expenses to Average Net Assets Applicable to
  Common Shares (c)......................................      1.39%        1.53%       1.49%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (c)........................      6.42%        5.99%       6.19%
Portfolio Turnover.......................................        12%*         19%         36%

SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including
  Preferred Shares (c)...................................       .92%        1.01%        .99%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (d)........................      5.47%        5.42%       5.64%

SENIOR SECURITIES:
Total Preferred Shares Outstanding.......................        250          250         250
Asset Coverage Per Preferred Share (e)...................   $299,923     $300,616    $296,504
Involuntary Liquidating Preference Per Preferred Share...   $100,000     $100,000    $100,000
Average Market Value Per Preferred Share.................   $100,000     $100,000    $100,000

*   Non-Annualized

(a) As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets by .01%. Per share, ratios, and supplemental data for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(b) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share price at the end of the period indicated.

(c) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(d) Ratios reflect the effect of dividend payments to preferred shareholders.

(e) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

VAN KAMPEN INVESTMENT GRADE MUNICIPAL TRUST

FINANCIAL HIGHLIGHTS (UNAUDITED) continued


YEAR ENDED OCTOBER 31,
------------------------------------------------------------------------------------------
     2002 (a)     2001       2000       1999       1998       1997       1996       1995
------------------------------------------------------------------------------------------
     $  10.01   $   9.43   $   9.39   $  10.66   $  10.66   $  10.47   $  10.75   $  10.50
     --------   --------   --------   --------   --------   --------   --------   --------
          .65        .67        .76        .83        .86        .96        .88        .88
         (.13)       .59        .09      (1.26)       .01        .12       (.19)       .40
         (.07)      (.18)      (.21)      (.17)      (.19)      (.18)      (.19)      (.20)
     --------   --------   --------   --------   --------   --------   --------   --------
          .45       1.08        .64       (.60)       .68        .90        .50       1.08
         (.49)      (.50)      (.60)      (.67)      (.68)      (.71)      (.78)      (.83)
     --------   --------   --------   --------   --------   --------   --------   --------
     $   9.97   $  10.01   $   9.43   $   9.39   $  10.66   $  10.66   $  10.47   $  10.75
     ========   ========   ========   ========   ========   ========   ========   ========

     $   8.69   $   8.70   $   8.08   $ 8.8125   $11.0625   $10.9375   $  11.00   $ 10.625
        5.64%     14.11%     -1.60%    -15.09%      7.63%      6.13%     11.02%      2.88%
     $   48.2   $   48.4   $   45.6   $   45.4   $   51.6   $   51.6   $   50.7   $   52.0
        1.42%      1.46%      1.52%      1.69%      1.47%      1.47%      1.51%      1.52%
        6.62%      6.77%      8.25%      8.11%      8.14%      9.14%      8.32%      8.22%
          37%        45%        41%        46%        33%        25%        39%        50%

         .93%       .96%       .98%      1.12%       .99%       .99%      1.01%      1.02%
        5.87%      4.98%      5.92%      6.41%      6.40%      7.38%      6.55%      6.31%

          250        250        250        250        250        250        250        250
     $292,949   $293,730   $282,465   $281,691   $306,365   $306,303   $302,730   $308,150
     $100,000   $100,000   $100,000   $100,000   $100,000   $100,000   $100,000   $100,000
     $100,000   $100,000   $100,000   $100,000   $100,000   $100,000   $100,000   $100,000

See Notes to Financial Statements                                             17

VAN KAMPEN INVESTMENT GRADE MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Investment Grade Municipal Trust (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will normally invest at least 80% of its total assets in tax-exempt municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on November 30, 1989.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will segregate assets with its custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At April 30, 2005, the Trust had $1,017,310 of when-issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2004, the Trust had an

VAN KAMPEN INVESTMENT GRADE MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED) continued

accumulated capital loss carryforward for tax purposes of $6,800,874, which will expire according to the following schedule.

AMOUNT                                                           EXPIRATION
$1,930,614..................................................  October 31, 2005
       965..................................................  October 31, 2007
   196,107..................................................  October 31, 2008
   840,184..................................................  October 31, 2009
   929,222..................................................  October 31, 2010
 2,903,782..................................................  October 31, 2012

    At April 30, 2005, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $70,332,831
                                                              ===========
Gross tax unrealized appreciation...........................  $ 5,142,971
Gross tax unrealized depreciation...........................     (333,372)
                                                              -----------
Net tax unrealized appreciation on investments..............  $ 4,809,599
                                                              ===========

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and a portion of futures gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid during the year ended October 31, 2004 was as follows:

Distributions paid from:
  Ordinary income...........................................  $15,735
  Long-term capital gain....................................      -0-
                                                              -------
                                                              $15,735
                                                              =======

    As of October 31, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $9,230

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Asset Management (the "Adviser") provides investment advice and facilities to the Trust for an annual fee payable monthly of .55% of the average daily net assets of the Trust. Effective November 1, 2004, the investment advisory fee was reduced from .60% to .55%.

    For the six months ended April 30, 2005, the Trust recognized expenses of approximately $1,900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Trust, of which a trustee of the Trust is a partner of such firm and he and his law firm provide legal services as legal counsel to the Trust.

VAN KAMPEN INVESTMENT GRADE MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED) continued

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the six months ended April 30, 2005, the Trust recognized expenses of approximately $15,700 representing Van Kampen Investments Inc's or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are also officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $9,417,177 and $9,155,763, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust may invest up to 15% of its net assets in "inverse floating rate obligations." The inverse floating rate obligations in which the Trust may invest are typically created through a division of a fixed-rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rate on the short-term obligation is set at periodic auctions. The interest rate on the long-term obligation which the Trust may purchase is the rate the issuer would have paid on the fixed-income obligation, (i) plus the difference between such fixed rate and the rate on the short-term obligation, if the short-term rate is lower than the fixed rate; or
(ii) minus such difference if the interest rate on the short-term obligation is higher than the fixed rate. These securities have varying degrees of liquidity and the market value of such securities generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, inverse floating rate obligations typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. These securities usually permit the investor to convert the floating rate security counterpart to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time.

    In order to seek to manage the interest rate exposure of the Trust's portfolio in a changing interest rate environment, the Trust may purchase or sell financial futures contracts or engage in transactions involving interest rate swaps, caps, floors or collars. The Trust

VAN KAMPEN INVESTMENT GRADE MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED) continued

expects to enter into these transactions primarily as a hedge against anticipated interest rate or fixed-income market changes, for duration management or for risk management purposes, but may also enter into these transactions to generate additional income. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    During the period, the Trust invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in exchange traded futures on U.S. Treasury Bonds and Notes and typically closes the contract prior to delivery date. Upon entering into futures contracts, the Trust maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a future commission merchant pursuant to rules and regulations promulgated under the Investment Company Act of 1940, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts, each with a par value of $100,000, for the six months ended April 30, 2005, were as follows:

                                                              CONTRACTS
Outstanding at October 31, 2004.............................      95
Futures Opened..............................................     176
Futures Closed..............................................    (190)
                                                                ----
Outstanding at April 30, 2005...............................      81
                                                                ====

    The futures contracts outstanding as of April 30, 2005 and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
SHORT CONTRACTS:
U.S. Treasury Notes 5-Year Futures June 2005 (Current
  Notional Value of $108,453 per contract)..................     81          $(99,012)

5. PREFERRED SHARES

The Trust has outstanding 250 Remarketed Preferred Shares ("RP"). Dividends are cumulative and the dividend rate is currently reset every 28 days through a remarketing process. The rate in effect on April 30, 2005 was 2.450%. During the six months ended April 30, 2005, the rates ranged from 1.650% to 2.450%.

VAN KAMPEN INVESTMENT GRADE MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED) continued

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred shares. These fees are included as a component of "Preferred Share Maintenance" expense in the Statement of Operations.

    The RP are redeemable at the option of the Trust in whole or in part at the liquidation value of $100,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the RP are subject to mandatory redemption if the tests are not met.

6. INDEMNIFICATIONS

The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7. TRUST MERGER

On March 18, 2005, the Trustees of Investment Grade Municipal Trust ("Target Trust") announced its intention to merge the Target Trust into Municipal Trust ("Acquiring Trust"). The Trustees of each of the trusts have approved in principal an agreement and plan of reorganization between the trusts providing for a transfer of assets and liabilities of the Target Trust to the Acquiring Trust in exchange for shares of beneficial interest of the Acquiring Trust (the "Reorganization"). The Reorganization is subject to the approval by the shareholders of the Target Trust.

VAN KAMPEN INVESTMENT GRADE MUNICIPAL TRUST

BOARD OF TRUSTEES, OFFICERS, AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

MITCHELL M. MERIN
President and Chief Executive Officer

RONALD E. ROBISON
Executive Vice President
and Principal Executive Officer

JOSEPH J. MCALINDEN
Executive Vice President
and Chief Investment Officer

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

JAMES W. GARRETT
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

TRANSFER AGENT

EQUISERVE TRUST COMPANY, N.A.
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

    We are required by federal law to provide you with a copy of our Privacy Policy annually.

    The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

    This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

    Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

    We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

    For example:

     -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

     -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

     -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

     -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

     -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser,

                                                             (continued on back)

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY continued

         your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

Copyright (C)2005 Van Kampen Funds Inc. All rights reserved.
Member NASD/SIPC.
VIG SAR 6/05 RN05-01285P-Y04/05
                                                   (VAN KAMPEN INVESTMENTS LOGO)

Item 2.  Code of Ethics.

Not applicable for semi-annual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6.  Schedule of Investments.

Please refer to Item #1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures

(a) The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)  Code of Ethics - Not applicable for semi-annual reports.

(b)(1) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(b)(2) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Van Kampen Investment Grade Municipal Trust

By:   /s/ Ronald E. Robison
     ----------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: June 16, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ Ronald E. Robison
   -----------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: June 16, 2005

By:  /s/ James W. Garrett
   ----------------------
Name: James W. Garrett
Title: Principal Financial Officer
Date: June 16, 2005